EXHIBIT 99.2
2006 Earnings Presentation April 4, 2007

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect," "anticipate," "intend," believe," and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; (8) our ability to divest non-core assets and businesses; (9) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission; and (10) our ability to consummate the previously announced rights offering. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this presentation.

Agenda Company Overview & Highlights Curt Clawson, President, CEO & Chairman of the Board Global Wheel Group Fred Bentley, COO & President of Global Wheel Group Financial Review Jim Yost, Vice President of Finance & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Short Term Execution Goals for 2006 Execute operating plan Focus capex in growth areas Maintain adequate liquidity Drive towards positive free cash flow Status1 1 Status: green = achieved, yellow = in progress

Execute Operating Plan 2006 Financial Highlights1 Sales of $2.3B - level with 2005 Big 3 production volumes down 7% in North America International volumes up $98 million, US volumes down $77 million Earnings from Ops, Excl. Impairments $35M - an increase of $50M Strong productivity Restructuring actions saved $30 million in 2006 and $33 million ongoing Adjusted EBITDA of $189M - an increase of $13M In line with December guidance Profitability from continuing operations improving Free Cash Flow2 of ($9M) - an improvement of $72M Focus on working capital and capex drive significant improvement 4th quarter capex of $39M driven by expansions to meet high volume demands Adequate Liquidity $129M of liquidity as of January 31, 2007 Maintained adequate liquidity throughout the year 1 Financial data includes Suspension operations for comparability with prior guidance 2 Excludes securitization and factoring programs Great results given difficult industry conditions

Execute Operating Plan 2006 Launches & Business Wins Key launches successfully completed in 2006 Key launches in Components and Global Wheels successfully completed: Multiple flex wheel launches in Europe; North America in 2007 Start up of Turkey aluminum plant Gainesville aluminum plant had 7 launches of wheels 18" or larger Won over $575M in annualized sales Over 75% of wins are in international businesses Winning with the Japanese and Korean OEM's: Toyota, Hyundai, Nissan and Honda Continue to win with European partners: VW, Audi, BMW, Renault and Fiat Domestic business wins diversifying to include cross-over utility vehicles and more passenger cars

Execute Operating Plan Sales by Customer Other, 71% US Big 3, 29% Other, 82% US Big 3, 18% Significant reduction in exposure to US Big 3

Focus Capex in Growth Areas 2006 Key Projects and Expansions Full year spending of $90M Spending down $34M from fiscal year 2005 Gainesville, Brazil, Mexico expansions completed in 2005 Suspension $9M compared to $28M in 2005 Key expansions in 2006: Q4 FY Czech Rep. (Alum) $5M $9M Thailand (Alum) $5M $6M Turkey (Alum) $4M $8M India (Steel) $1M $4M Total Expansions $15M $27M Q4 spending driven by accelerated expansions to support high local market volumes

Execute Operating Plan Impact of Restructuring Initiatives 2006 Actions Restructured U.S. employee compensation Savings of $20M in 2006 Approximately $8M in ongoing savings Savings slightly lower than earlier projections due to divestitures and impact of short-term incentive and gainshare programs Business unit restructuring Consolidated North American and International wheels businesses Closed Huntington, IN aluminum wheel facility Consolidated Suspension and Powertain & Brake businesses Closed Ferndale, MI facility Savings of $10M in 2006 and $25M ongoing Successfully executed restructuring initiatives

Recent Events - Rights Offering Rights offering of up to $180 million of common stock Subscription price of $3.25 per share Use proceeds to repurchase 10-1/2% Senior Notes Backstopped by Deutsche Bank & Silver Point Capital Next step - Refinance debt

Recent Events - Sale of Bristol, IN and Montague, MI Facilities Sale completed February 14, 2007 Purchased by Diversified Machine, Inc. Cast and assembled aluminum component parts Annual sales of $160M Proceeds of $26.2M Reduces Hayes dependence on North American automotive market Exit of capital intensive Suspension business

Summary 2007 Restructure balance sheet Continue to rationalize non-core businesses Extend the lead in global wheels Restructured geography Improved customer mix Restructured costs 2004 2006

Balanced customer portfolio with focus on winning customers Invest to grow in selective international markets Build where customers are located Leverage global strength, competitive position, and technology lead Selective investment to grow the business HLI Strategy Growth in global aluminum wheel market Asian competition global risk Trend towards bigger wheels and brighter finishes More variety/smaller runs require supply chain flexibility Supply/Demand balance Trend towards stylized steel wheels Logistics plays large role in cost Global truck market very strong Situation Aluminum Wheels Steel Wheels Market - Global Wheel Strategy Leverage #1 global market position to extend lead in global wheels

PRODUCT MIX % of Hayes Lemmerz Global Revenue Other, 16% Wheels, 84% Wheels, 64% Other, 36% Projected Much more focused company Continued wheel growth

GWG Sales - 2003 to 2007 2003 2004 2005 2006 2007 US 0.5 0.4 0.5 0.4 0.4 ROW 0.8 1 1.1 1.3 1.4 Targeted growth Improved market positioning ROW driven by strategic investment in growing markets Aligned with winning platforms and customers Global market growth in our locations helps organic growth Strong global truck demand Making the right investments - ROW CAGR of 11%+ Stabilizing the US business Strategic investment has driven the sales line Projected

YE 2003 YE 2007 US 1365 889 -34.9 W. Eur 2072 1768 -65.1 -14.8 ROW 2612 4002 -85.2 53.2 46.8 GWG - Employment Sales per employee up 26% - in addition to the change to low cost country US & Western Europe have good productivity Continue to improve position in LCC Evolution of Employment Advantages Labor advantage with productive facilities Projected

2007 Growth Activities Turkey Aluminum Ramp Up Start up in June of 2006 Turkey Steel Pass Car Upgrade Start up in early 2007 Turkey Truck Capacity Expansion Start up in mid 2007 India Truck Wheel Expansions Start Up in January 2007 for Phase 1 and Phase 2 in 2008 Thailand Aluminum Next Step Start Up in January 2007 for Phase 1 and Phase 2 in 2008 Czech Steel Pass Car Upgrade Start Up Q4 2007 Strategic Investments Leveraging growth market with strategic capital investments

Financials

Financial Summary - Fiscal 2006 VS Fiscal 20051 (Incl. Suspension) 1 2005 financials have been adjusted to reflect Hubs & Drums as discontinued operations. Please see the appendix for the quarterly 2005 financials, excluding Hubs & Drums 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure.

2005 2006 Change $2,277 $2,286 $9 Volume Metal FX Other $21 $46 $78 ($88) Int'l $98M U.S.: ($77M) Primarily aluminum pass-through pricing 1 Businesses sold in 2005 were the Cadillac, MI iron foundry and Equipment & Engineering business in Au Gres, MI. Sold in 2006 was the Southfield, MI facility. Please note that Hubs & Drums is treated as discontinued operation and is excluded from the above analysis. Sale of Businesses1 ($48) Primarily mix Fiscal 2006 vs. Fiscal 2005 Change in Net Sales (Incl. Suspension)

2005 2006 Change $35 ($15) $50 Gross Profit Other MG&A/ R&D $26 $9 $15 Volume/price/mix ($41M) FX $8M Depreciation $32M Productivity/other $27M FX ($3M) Restructuring/other $12M Fiscal 2006 vs. Fiscal 2005 Change in EBIT, Excluding Impairments (Incl. Suspension) Sale of assets $5M Amortization $3M Other $7M

Fiscal 2006 VS Fiscal 2005 Segment Summary (Incl. Suspension)

1 See slide 35 for a presentation of this information showing the Suspension business as a discontinued operation. 2 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Fiscal 2006 VS Fiscal 2005 Free Cash Flow (Incl. Suspension)1

Capital Structure Capital Structure as of January 31, 2007 Pro Forma with Rights Offering & Exchange1 ($ in millions) ($ in millions) 1 Includes $5M exchange of Senior Notes for equity in February 2007

Adjusted EBITDA Continuing Ops 2005-2007 Profitability from continuing operations improving ($ in millions) $171M $182M $185M $189M $195M - $205M 6% 7%-13%

2007 Outlook Key Goals Execute 2007 operating plan Restructure balance sheet Generate positive Free Cash Flow Extend the lead in Global Wheels Financial Outlook Sales of $2.1 billion Adjusted EBITDA between $195 - $205 million Capital expenditures between $85 - $90 million Positive Free Cash Flow

Appendix

Execute Operating Plan Top Platforms - 2006 International Wheels North American Wheels Components OEM NAMEPLATE GM Silverado GM Cobalt/Pursuit GM Equinox/CTS DCX Jeep Liberty Ford Expedition Ford Fusion OEM NAMEPLATE GM Yukon/Avalanche DCX Caravan DCX Grand Cherokee Ford F-150 Ford Crown Victoria Ford F-500/Freestyle OEM NAMEPLATE Toyota Corolla Toyota Yaris Toyota Aygo Honda Civic Nissan Pathfinder Ford Focus Ford Fiesta/Fusion GM Astra/Vectra/Zafira VW Polo/Fabia On 7 of the top 10 selling platforms in North America On 10 of the top 10 selling platforms in Europe

Maintain Adequate Liquidity Liquidity Overview

Impairment by Segment (Incl. Suspension)

Non-GAAP Financial Information Adjusted EBITDA (Incl. Suspension)1 1 See slide 34 for a presentation of this information showing the Suspension business as a discontinued operation. 2 Please refer to slide 37 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Non-GAAP Financial Information Adjusted EBITDA1 (Suspension and Hubs & Drums as Disc. Operations) 1 Please refer to slide 37 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Fiscal 2006 VS Fiscal 2005 Free Cash Flow (Suspension and Hubs & Drums as Disc. Operations)

2005 Financials by Quarter (Incl. Suspension) The following financials have been updated to reflect Hubs & Drums as discontinued operations: (unaudited) 1 Free Cash Flow numbers revised from previous presentations due to reclass of proceeds from the sale of Hubs & Drums

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non-GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.